UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 Or 15 (d) of the
Securities Exchange Act Of 1934
Date of Report (Date of Earliest Event Reported): March 6, 2007
Agassiz Energy, LLC
(Exact Name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-1358178 (Commission File Number)	80-0130330 (IRS Employer Identification No.)

510 County Road 71,
Valley Technology Park
Crookston, Minnesota,		56716
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(218) 281-8442

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities
SIGNATURE

Item 3.02 Unregistered Sales of Equity Securities
     On March 6, 2007, Agassiz Energy, LLC issued 920,000 warrants to purchase its membership units to six of its governors in connection with the governors’ partial guarantee of a $970,000 line of credit with American Federal Bank.
     All of the warrants issued in connection with the discussion above were issued in reliance on exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933 and/or Regulation D, promulgated thereunder.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGASSIZ ENERGY, LLC (Registrant)
Date: March 12, 2007	By:	/s/ Donald Sargeant
		Name:	Donald A. Sargeant
		Title:	President

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